Supplemental Information
for the Quarter Ended March 31, 2015

Basis of Presentation

Background
Rouse is a publicly traded real estate investment trust (REIT) focused on the management, redevelopment, repositioning and acquisition of regional malls. The portfolio at the end of the quarter consisted of 35 geographically diverse enclosed malls, encompassing over 24.9 million square feet in 21 states. On January 12, 2012, General Growth Properties, Inc. (NYSE: GGP) completed the spin-off of Rouse Properties, Inc. (NYSE: RSE) through the distribution of shares of Rouse common stock to holders of GGP common stock. On March 26, 2012, Rouse completed its rights offering and issued 13,333,333 shares of common stock for $191.6 million of net proceeds. On January 13, 2014, Rouse issued 8,050,000 shares of common stock in its equity offering for $150.7 million of net proceeds before deducting for offering expenses.

General Information
Unless the context indicates otherwise, references in the accompanying financial information (the "Supplemental") to the "Corporation", "Rouse", or the "Company" refer to Rouse Properties Inc.  Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States.

Non-GAAP Measures
The Company makes reference to net operating income (“NOI”) and funds from operations (“FFO”).  NOI is defined as operating revenues (minimum rents, including lease termination fees, tenant recoveries, overage rents, and other income) less property and related expenses (property operating expenses, real estate taxes, repairs and maintenance, marketing, other property operating costs, and provision for doubtful accounts).  FFO is defined as net income (loss) attributable to common stockholders in accordance with GAAP, excluding impairment write-downs on depreciable real estate, gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, plus real estate related depreciation and amortization.

In order to present operations in a manner most relevant to its future operations, Core FFO and Core NOI have been presented to exclude certain non-cash and non-recurring revenue and expenses. A reconciliation of NOI to Core NOI and FFO to Core FFO has been included in the "Reconciliation of Core NOI and Core FFO" schedule included within.

NOI, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) available to common stockholders.  For reference, as an aid in understanding management's computation of NOI and FFO, a reconciliation of NOI to operating income and FFO to net income (loss) in accordance with GAAP has been included in the "Reconciliation of Non-GAAP to GAAP Financial Measures" schedule.

The presentation contains forward-looking statements. Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons. Readers are referred to the documents filed by Rouse Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in the Supplemental. The Company disclaims any obligation to update any forward-looking statements.

Company Information

Company Contacts

Andrew Silberfein	Chief Executive Officer
Brian Harper	Chief Operating Officer
Susan Elman	Executive Vice President, General Counsel
John Wain	Chief Financial Officer
Michael Grant	Chief Accounting Officer
Timothy Salvemini	Chief Administrative Officer
Brad Cohen/Steve Swett	ICR, Investor Relations and Communications	ir@rouseproperties.com	(212) 608-5108

Research Coverage

Bank of America/Merrill Lynch	Craig Schmidt	craig.schmidt@baml.com	(646) 855-3640
Green Street Advisors	Daniel Busch	dbusch@greenstreetadvisors.com	(949) 640-8780
KeyBanc	Todd Thomas	tthomas@key.com	(917) 368-2286
MLV	Paul Morgan	pmorgan@mlvco.com	(415) 325-4187
RBC	Richard Moore	rich.moore@rbccm.com	(440) 715-2646
Stifel Nicolaus	Nathan Isbee	isbeen@stifel.com	(443) 224-1346

Dividend

•	The Board of Directors declared a common stock dividend of $0.18 per share payable on July 31, 2015 to stockholders of record on July 15, 2015.

Common Share Trading Statistics

	March 31, 2015	December 31, 2014
High	$21.17	$18.65
Low	$17.18	$15.83
Close	$18.96	$18.52
Volume	15,911,500	21,406,700

Q1 2015 Supplemental Package	3

Shares Outstanding

	Three Months Ended
	March 31, 2015	March 31, 2014
Total common shares outstanding	57,833,216	57,740,925
Net number of common shares issuable assuming exercise of stock options (1)	715,698	465,878
Total common shares - diluted	58,548,914	58,206,803
Weighted average common shares outstanding - diluted (FFO)(2)	58,287,256	56,865,136
Weighted average common shares outstanding - basic (GAAP)(3)	57,603,340	56,129,522
Weighted average common shares outstanding - diluted (GAAP)(3)(4)	58,287,256	56,129,522

(1) Based upon the weighted average stock price for the three months ended March 31, 2015.
(2) Utilized for Funds From Operations (FFO) and Core Funds From Operations (Core FFO) purposes.
(3) Calculated in accordance with GAAP for the three months ended March 31, 2015 and 2014.
(4) Dilutive shares are excluded for the three months ended March 31, 2014, as the Company was in a net loss from continuing operations position and their effects were anti-dilutive.

Q1 2015 Supplemental Package	4

Financial Overview

Consolidated Balance Sheets

(In thousands)	March 31, 2015 (Unaudited)	December 31, 2014

Assets:
Investment in real estate:
Land	$373,236	$371,363
Buildings and equipment	1,845,858	1,820,072
Less accumulated depreciation	(195,183)	(189,838)
Net investment in real estate	2,023,911	2,001,597
Cash and cash equivalents	11,331	14,308
Restricted cash	52,491	48,055
Accounts receivable, net	34,471	35,492
Deferred expenses, net	50,380	52,611
Prepaid expenses and other assets, net	54,768	62,690
Assets of property held for sale	—	55,647
Total assets	$2,227,352	$2,270,400

Liabilities:
Mortgages, notes and loans payable, net	$1,545,525	$1,584,499
Accounts payable and accrued expenses, net	113,444	113,976
Liabilities of property held for sale	—	38,590
Total liabilities	1,658,969	1,737,065

Commitments and contingencies	—	—

Equity:
Preferred Stock (1)	—	—
Common stock (2)	578	578
Additional paid-in capital	670,283	679,275
Accumulated deficit	(118,474)	(162,881)
Accumulated other comprehensive loss	(888)	(482)
Total stockholders' equity	551,499	516,490
Non-controlling interest	16,884	16,845
Total equity	568,383	533,335
Total liabilities and equity	$2,227,352	$2,270,400

(1) Preferred stock: $0.01 par value; 50,000,000 shares authorized, no shares issued and outstanding as of March 31, 2015 and December 31, 2014.
(2) Common stock: $0.01 par value; 500,000,000 shares authorized, 57,837,376 issued and 57,833,216 outstanding as of March 31, 2015 and 57,748,141 issued and 57,743,981 outstanding as of December 31, 2014.

Q1 2015 Supplemental Package	5

Financial Overview

Consolidated Statements of Operations and Comprehensive Income (Loss)

	Three Months Ended
(In thousands, except per share amounts)	March 31, 2015 (Unaudited)	March 31, 2014 (Unaudited)
Revenues:
Minimum rents	$51,534	$45,970
Tenant recoveries	19,949	19,184
Overage rents	1,590	1,464
Other	1,488	1,221
Total revenues	74,561	67,839
Expenses:
Property operating costs	16,875	16,736
Real estate taxes	7,474	6,193
Property maintenance costs	3,385	3,176
Marketing	389	541
Provision for doubtful accounts	497	193
General and administrative	6,470	5,941
Provision for impairment	2,900	—
Depreciation and amortization	25,986	21,045
Other	2,159	674
Total operating expenses	66,135	54,499
Operating income	8,426	13,340

Interest income	13	172
Interest expense	(19,151)	(17,813)
Gain on extinguishment of debt	22,840	—
Provision for income taxes	(236)	(124)
Income (loss) from continuing operations before gain on sale of real estate assets	11,892	(4,425)
Gain on sale of real estate assets	32,509	—
Income (loss) from continuing operations	$44,401	$(4,425)
Discontinued operations	—	—
Net income (loss)	44,401	(4,425)
Net loss attributable to non-controlling interest	6	—
Net income (loss) attributable to Rouse Properties Inc.	$44,407	$(4,425)

Net income (loss) per share attributable to Rouse Properties Inc - Basic(1)	$0.77	$(0.08)

Net income (loss) per share attributable to Rouse Properties Inc - Diluted (2)	$0.76	$(0.08)

Dividends declared per share	$0.18	$0.17

Other comprehensive income (loss):
Net income (loss)	$44,401	$(4,425)
Other comprehensive loss:
Unrealized loss on financial instrument	(406)	(286)
Comprehensive income (loss)	$43,995	$(4,711)

(1) Calculated using weighted average number of shares of 57,603,340 and 56,129,522 for the three months ended March 31, 2015 and 2014, respectively.
(2) Calculated using weighted average number of shares of 58,287,256 and 56,129,522 for the three months ended March 31, 2015 and 2014, respectively.

Q1 2015 Supplemental Package	6

Financial Schedules

Reconciliation of Core NOI and Core FFO - For the Three Month Period Ended

	March 31, 2015					March 31, 2014
(In thousands, except per share amounts)	(Unaudited)					(Unaudited)
	Consolidated	Non-controlling Interest (1)	Rouse Total	Core Adjustments	Core NOI / FFO	Consolidated	Non-controlling Interest (1)	Rouse Total	Core Adjustments	Core NOI / FFO

Revenues:
Minimum rents (2)	$51,534	$(1,025)	$50,509	$2,499	$53,008	$45,970	$—	$45,970	$3,132	$49,102
Tenant recoveries	19,949	(327)	19,622	—	19,622	19,184	—	19,184	—	19,184
Overage rents	1,590	(49)	1,541	—	1,541	1,464	—	1,464	—	1,464
Other	1,488	(9)	1,479	—	1,479	1,221	—	1,221	—	1,221
Total revenues	74,561	(1,410)	73,151	2,499	75,650	67,839	—	67,839	3,132	70,971
Operating Expenses:
Property operating costs (3)	16,875	(277)	16,598	(39)	16,559	16,736	—	16,736	(31)	16,705
Real estate taxes	7,474	(177)	7,297	—	7,297	6,193	—	6,193	—	6,193
Property maintenance costs	3,385	(38)	3,347	—	3,347	3,176	—	3,176	—	3,176
Marketing	389	(1)	388	—	388	541	—	541	—	541
Provision for doubtful accounts	497	30	527	—	527	193	—	193	—	193
Total operating expenses	28,620	(463)	28,157	(39)	28,118	26,839	—	26,839	(31)	26,808

Net operating income	45,941	(947)	44,994	2,538	47,532	41,000	—	41,000	3,163	44,163

General and administrative (4)(5)	6,470	—	6,470	(5)	6,465	5,941	—	5,941	(6)	5,935
Other (6)	2,159	—	2,159	(2,159)	—	674	—	674	(674)	—
Subtotal	37,312	(947)	36,365	4,702	41,067	34,385	—	34,385	3,843	38,228

Interest income	13	—	13	—	13	172	—	172	—	172
Interest expense
Amortization and write-off of market rate adjustments	(50)	—	(50)	50	—	(574)	—	(574)	574	—
Amortization and write-off of deferred financing costs	(899)	—	(899)	899	—	(1,272)	—	(1,272)	1,272	—
Debt extinguishment costs	—	—	—	—	—	—	—	—	—	—
Interest on debt	(18,202)	357	(17,845)	—	(17,845)	(15,967)	—	(15,967)	—	(15,967)
Provision for income taxes	(236)	—	(236)	236	—	(124)	—	(124)	124	—
Funds from operations	$17,938	$(590)	$17,348	$5,887	$23,235	$16,620	$—	$16,620	$5,813	$22,433
Funds from operations per share - basic (7)					$0.40					$0.40
Funds from operations per share - diluted (8)					$0.40					$0.39
(1) Represents our partner's share of operations from consolidated properties.
(2) Core adjustments include the aggregate amounts for straight-line rent of $27 and $(625), above / below market lease amortization of $2,464 and $3,757 and tenant inducement amortization of $8 and $1 for the three months ended March 31, 2015 and 2014, respectively.
(3) Core adjustments include above / below market ground lease amortization of $39 and $31 for the three months ended March 31, 2015 and 2014, respectively.
(4) General and administrative costs include $865 and $820 of non-cash stock compensation expense for the three months ended March 31, 2015 and 2014, respectively.
(5) Core adjustments include amounts for the corporate and regional office straight-line rent of $5 and $6 for the three months ended March 31, 2015 and 2014, respectively.
(6) Core adjustments include property acquisition costs and non-recurring costs related to the transition from Brookfield financial service center.
(7) Calculated using weighted average number of shares of common stock of 57,603,340 and 56,129,522 for the three months ended March 31, 2015 and 2014, respectively.
(8) Assumes 58,287,256 and 56,865,136 diluted shares of common stock for the three months ended March 31, 2015 and 2014, respectively.

Q1 2015 Supplemental Package	7

Financial Schedules

Core NOI Summary

	Three Months Ended
(In thousands)	March 31, 2015 (Unaudited)	March 31, 2014 (Unaudited)

Consolidated net operating income	$45,941	$41,000
Add / (less) :
Non-controlling interests	(947)	—
Core NOI adjustments	2,538	3,163
Rouse core net operating income	47,532	44,163
Add / (less):
Non same property assets (1)	(10,484)	(8,395)
Lease termination income and other	(434)	—
Same property core net operating income	$36,614	$35,768
Same property change %	2.37%

(1) Represents Bel Air Mall, The Mall at Barnes Crossing and Mt. Shasta, which were acquired in May 2014, August 2014 and January 2015, respectively, and the disposition of The Shoppes at Knollwood Mall and Steeplegate Mall in January 2015 and March 2015, respectively. Same Property portfolio also excludes Gateway Mall, NewPark Mall and Spring Hill Mall, which are undergoing redevelopment with significant disruption. Collin Creek Mall and Vista Ridge Mall are special consideration assets, which are also excluded from our Same Property portfolio. An asset is designated as a special consideration asset when a property has a heightened probability of being conveyed to its lender absent substantive renegotiation.

Q1 2015 Supplemental Package	8

Financial Schedules

Reconciliation of Non-GAAP to GAAP Financial Measures

	Three Months Ended
(In thousands, except per share)	March 31, 2015 (Unaudited)	March 31, 2014 (Unaudited)

Reconciliation of NOI to GAAP Operating Income
Rouse NOI:	$44,994	$41,000
Non-controlling interest	947	—
General and administrative	(6,470)	(5,941)
Other	(2,159)	(674)
Depreciation and amortization	(25,986)	(21,045)
Provision for impairment	(2,900)	—
Operating income	$8,426	$13,340

Reconciliation of FFO to GAAP Net income (loss) attributable to Rouse Properties Inc.
FFO:	$17,348	$16,620
Non-controlling interest - Depreciation and amortization	596	—
Depreciation and amortization	(25,986)	(21,045)
Provision for impairment	(2,900)	—
Gain on extinguishment of debt	22,840	—
Gain on sale of real estate assets	32,509	—
Net income (loss) attributable to Rouse Properties Inc.	$44,407	$(4,425)

Weighted average number of shares outstanding - Basic	57,603,340	56,129,522

Weighted average number of shares outstanding - Diluted	58,287,256	56,129,522

Net income (loss) per share attributable to Rouse Properties Inc.- Basic	$0.77	$(0.08)

Net income (loss) per share attributable to Rouse Properties Inc.- Diluted	$0.76	$(0.08)

Q1 2015 Supplemental Package	9

Financial Schedules

Mortgages, Notes, and Loans Payable(1)

(In thousands)	Ownership %	Maturity			Outstanding Balance	Balloon Payment at Maturity	Amortization
		Month	Year	Rate			2015	2016	2017	2018	2019	After	Mortgage Details
Bel Air Mall	100%	Dec	2015	5.30	$110,712	$109,045	$1,667	$—	$—	$—	$—	$—	Non-recourse/fixed
Greenville Mall	100%	Dec	2015	5.29	40,394	39,857	537	—	—	—	—	—	Non-recourse/fixed
Vista Ridge Mall (2)	100%	Apr	2016	6.87	67,824	64,660	2,213	951	—	—	—	—	Non-recourse/fixed
The Centre at Salisbury (3)	100%	May	2016	5.79	115,000	115,000	—	—	—	—	—	—	Partial recourse/fixed
The Mall at Turtle Creek	100%	Jun	2016	6.54	77,379	76,079	764	536	—	—	—	—	Non-recourse/fixed
Collin Creek Mall (2)	100%	Jul	2016	6.78	57,572	54,423	1,670	1,479	—	—	—	—	Non-recourse/fixed
Grand Traverse (2)	100%	Feb	2017	5.02	59,224	57,266	744	1,043	171	—	—	—	Non-recourse/fixed
NewPark Mall (4)	100%	May	2017	3.43	65,094	63,050	650	915	479	—	—	—	Non-recourse/floating
West Valley Mall	100%	Sep	2018	3.24	59,000	56,790	—	188	1,147	875	—	—	Non-recourse/fixed
Pierre Bossier	100%	May	2022	4.94	46,453	39,891	584	818	866	911	957	2,426	Non-recourse/fixed
Pierre Bossier Anchor	100%	May	2022	4.85	3,615	2,894	65	90	95	100	105	266	Non-recourse/fixed
Southland Center (MI)	100%	Jul	2022	5.09	75,722	65,085	915	1,284	1,363	1,435	1,511	4,129	Non-recourse/fixed
Chesterfield Towne Center	100%	Oct	2022	4.75	107,659	92,380	1,279	1,789	1,892	1,985	2,082	6,252	Non-recourse/fixed
Animas Valley	100%	Nov	2022	4.41	49,825	41,844	669	931	980	1,025	1,072	3,304	Non-recourse/fixed
Lakeland Mall	100%	Mar	2023	4.17	67,739	55,951	924	1,285	1,348	1,406	1,467	5,358	Non-recourse/fixed
Valley Hills Mall	100%	July	2023	4.47	66,204	54,921	842	1,174	1,237	1,294	1,354	5,382	Non-recourse/fixed
Chula Vista Center	100%	July	2024	4.18	70,000	60,814	—	—	467	1,175	1,225	6,319	Non-recourse/fixed
The Mall at Barnes Crossing	51%	Sep	2024	4.29	67,000	58,361	—	—	268	1,093	1,142	6,136	Non-recourse/fixed
Bayshore Mall	100%	Oct	2024	3.96	46,500	40,185	—	—	130	804	837	4,544	Non-recourse/fixed
Mt. Shasta Mall	100%	Mar	2025	4.19	31,850	27,747	—	—	—	386	540	3,177	Non-recourse/fixed

Total property level debt				4.97	$1,284,766	$1,176,243	$13,523	$12,483	$10,443	$12,489	$12,292	$47,293

2013 Term Loan (5)(6)		Nov	2018	2.93	260,000	260,000	—	—	—	—	—	—	Recourse/floating
2013 Revolver (5)(6)(7)		Nov	2017	2.93	—	—	—	—	—	—		—	Recourse/floating

Total corporate level debt					260,000	260,000	—	—	—	—	—	—
Total Debt Outstanding (8)				4.62%	$1,544,766	$1,436,243	$13,523	$12,483	$10,443	$12,489	$12,292	$47,293

Market rate adjustment					759
Total Debt Outstanding					$1,545,525
Less: Non controlling interest share of debt
The Mall at Barnes Crossing		Sep	2024	4.29	(32,830)
Company's Share of Consolidated Debt				4.64%	$1,512,695
(1) The loan of $33.5 million on Knollwood Mall was shown as a compnent of "Liabilities of property held for sale" on the Consolidated Balance Sheets as of December 31, 2014. The loan was defeased upon the sale of the property in January 2015.
(2) Prepayable without a penalty.
(3) In conjunction with the acquisition of The Centre at Salisbury the Company guaranteed a maximum amount of $3.5 million until certain financial covenants are met.
(4) LIBOR (30 day) plus 325 points.
(5) LIBOR (30 day) plus 275 points.

Q1 2015 Supplemental Package	10

Financial Schedules

Mortgages, Notes, and Loans Payable

(6) The following properties were allocated to our 2013 Senior Facility collateral pool as of March 31, 2015:

Birchwood Mall	Gateway Mall	Mall St. Vincent	Silver Lake Mall	Three Rivers Mall
Cache Valley Mall	Lansing Mall	North Plains Mall	Spring Hill Mall	Westwood Mall
Colony Square Mall	The Mall at Sierra Vista	Sikes Senter	Southland Mall	White Mountain Mall

(7) As of March 31, 2015, the Company had $0 million outstanding on the revolver.
(8) Approximately 79% or $1.22 billion of the Rouse debt had a fixed interest rate and 21% or $325.1 million of the Rouse debt had a variable interest rate.

(In thousands)	2015	2016	2017	2018	2019	After	Total
Balloon payment	$148,902	$310,162	$120,316	$316,790	$—	$540,073	$1,436,243
Amortization	13,523	12,483	10,443	12,489	12,292	47,293	108,523
Debt maturity and amortization	$162,425	$322,645	$130,759	$329,279	$12,292	$587,366	$1,544,766
Weighted average interest rate of expiring debt	5.30%	6.37%	4.19%	2.99%	—%	4.49%	4.62%
.

(In thousands)	Rouse Property-Level Debt (1)	Term Loan	Revolver	Total
Beginning balance as of January 1, 2015	$1,313,730	$260,000	$10,000	$1,583,730
Washington Park Payoff	(10,474)	—	—	(10,474)
Mt. Shasta Mall Loan	31,850	—	—	31,850
Steeplegate Disposition	(45,862)	—	—	(45,862)
Q1 Property Debt Amortization	(4,478)	—	—	(4,478)
Q1 2015 Drawdown Revolver	—	—	40,000	40,000
Q1 2015 Paydown Revolver	—	—	(50,000)	(50,000)
Ending balance as of March 31, 2015	$1,284,766	$260,000	$—	$1,544,766

Weighted Average Balance	$1,319,882	$260,000	$12,078	$1,591,960

(1) Loan activity for the three months ended March 31, 2015 excludes the impact of the repayment of The Shoppes at Knollwood Mall debt as debt was classified as a Liability of Asset Held for Sale at December 31, 2014 in the Company's Consolidated Balance Sheet and therefore, excluded from the Mortgage, Notes and Loans Payable total.

Q1 2015 Supplemental Package	11

Financial Schedules

Prepaid Expenses and Other Assets, Net

(In thousands)	March 31, 2015 (Unaudited)	December 31, 2014

Above-market tenant leases, net	$46,241	$50,996
Deposits	414	1,447
Below-market ground leases, net	3,107	3,145
Prepaid expenses	3,145	4,755
Other	1,861	2,347
Total prepaid expenses and other assets, net	$54,768	$62,690

Accounts Payable and Accrued Expenses, Net

(In thousands)	March 31, 2015 (Unaudited)	December 31, 2014

Below market tenant leases, net (Note 2)	$41,316	$43,292
Construction payable	20,671	16,272
Accounts payable and accrued expenses	10,480	9,901
Accrued dividend	10,478	9,885
Accrued real estate taxes	9,317	9,028
Accrued interest	6,543	4,380
Deferred income	4,611	5,471
Asset retirement obligation liability	4,515	4,545
Accrued payroll and other employee liabilities	2,852	9,352
Tenants and other deposits	1,369	1,336
Other	1,292	514
Total accounts payable and accrued expenses, net	$113,444	$113,976

Q1 2015 Supplemental Package	12

Portfolio Operating Metrics

Strategic Capital Redevelopment Projects:
($ in thousands)

Property	Description	Total Project Square Feet	Total Estimated Project Cost	Cost to Date	Estimated Stabilized Yield	Construction Start Date	Substantial Completion Date
Knollwood Mall St. Louis Park, MN	De-mall and construct new exterior facing junior boxes including Nordstrom Rack, small shops, and a new outparcel building.	118,000	$32,200	$32,200	9.0%	Q4 2013	Q1 2015
Newpark Mall Newark, CA	140,000 SF of new entertainment, including AMC Theater and a two level restaurant pavilion with patio seating.	175,000	$52,500(1)	$19,036	9.5 - 10.5%	Q3 2014	Q4 2015
Gateway Mall Springfield, OR	De-mall and construct new exterior facing junior boxes including Marshall's, Hobby Lobby, Petco and new outparcels.	288,000	$43,300	$8,284	8 - 9%	Q3 2014	Q4 2015
Southland Center Taylor, MI	Demolish vacant anchor and construct new 50,000 SF Cinemark Theater and new restaurants.	62,000	$12,100	$790	9-10%	Q2 2015	Q1 2016
(1) After deducting the estimated benefit of the NPV of municipal incentives.

Total Portfolio Capital Expenditures:

Three Months Ended
(In thousands)	March 31, 2015
Ordinary capital expenditures (1)	$906
Cosmetic capital expenditures	4,153
Tenant improvements and allowances (2)	3,236
Total	$8,295

(1) Includes non-tenant recurring and non-recurring capital expenditures.
(2) Includes tenant improvements and allowances, excluding anchors and strategic projects.

Q1 2015 Supplemental Package	13

Portfolio Operating Metrics

Key Operating Performance Indicators
As of March 31, 2015

GLA Summary (1)
	Number of Properties	Mall and Freestanding GLA	Anchor GLA (Rouse Owned)	Anchor GLA (Tenant Owned)	Total Area
		(GLA in thousands)
Total Rouse Properties Portfolio	35	11,351	6,166	7,386	24,903

Operating Metrics (1)

	Tenant Sales (2)	Occupancy Cost (3)
Total Operating Portfolio	$334	11.8%

	Total Rouse Portfolio
	In-Place Rent < 10k SF (4)
	March 31, 2015	March 31, 2014
Freestanding	$19.97	$19.67
Mall	39.45	39.12
Total Portfolio	$37.21	$37.03

	Same Property Portfolio
	In-Place Rent < 10k SF (4)
	March 31, 2015	March 31, 2014
Freestanding	$20.65	$19.32
Mall	40.58	38.67
Total Same Property portfolio	$38.11	$36.38

(1) See Property Schedule on page 15 for individual details.
(2) Trailing twelve month tenant sales for mall and freestanding stores less than 10,000 square feet for those tenants reporting.
(3) Represents mall and freestanding tenants less than 10,000 square feet utilizing comparative tenant sales.
(4) Weighted average rent of mall and freestanding stores as of March 31, 2015 and 2014. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.

Q1 2015 Supplemental Package	14

Portfolio Operating Metrics

Summary of Properties (1)
As of March 31, 2015

Property Name	Location	Anchors / Major Tenants	Mall and Freestanding GLA	Anchor GLA (Rouse Owned)	Anchor GLA (Tenant Owned)	Total GLA	% Leased	% Occupied
Animas Valley Mall	Farmington, NM	Dillard's, jcpenney, Sears	276,276	188,817	—	465,093	91.7%	90.9%
Barnes Crossing, The Mall at	Tupelo, MS	Belk Home, jcpenney, Sears, Belk, Dick's Sporting Goods	383,860	250,965	100,954	735,779	90.4	90.4
Bayshore Mall	Eureka, CA	Sears, Wal Mart, Kohl's	345,749	161,209	59,235	566,193	87.9	81.8
Bel Air Mall	Mobile, AL	Belk, jcpenney, Sears, Dillard's, Target	428,789	558,023	333,990	1,320,802	89.5	89.0
Birchwood Mall	Port Huron, MI	Sears, Carson's, Macy's, Target, jcpenney	303,380	161,216	264,918	729,514	92.7	92.5
Cache Valley Mall	Logan, UT	Herberger's, jcpenney	277,893	109,476	—	387,369	93.6	87.0
Chesterfield Towne Center	Richmond, VA	Garden Ridge, jcpenney, Macy's, Sears	484,933	543,572	—	1,028,505	92.0	87.6
Chula Vista Center	Chula Vista, CA	Burlington Coat, jcpenney, Macy's, Sears, AMC	321,452	163,232	377,600	862,284	94.5	94.5
Colony Square Mall	Zanesville, OH	Elder-Beerman, jcpenney, Dunham's Sports, Cinemark	352,289	78,440	58,997	489,726	77.0	76.7
Grand Traverse Mall	Traverse City, MI	jcpenney, Macy's, Target	307,884	—	283,349	591,233	86.2	84.9
Greenville Mall	Greenville, NC	jcpenney, Belk Ladies, Dunham's Sports, Belk	230,214	178,510	46,051	454,775	92.5	91.1
Lakeland Square	Lakeland, FL	jcpenney, Dillard's, Sears, Macy's, Burlington Coat, Cinemark	351,074	276,358	257,353	884,785	90.7	90.4
Lansing Mall	Lansing, MI	jcpenney, Younkers, Macy's, Regal Cinema	478,485	210,900	103,000	792,385	89.8	89.7
Mall St. Vincent	Shreveport-Bossier City, LA	Dillard's, Sears	192,963	—	348,000	540,963	80.9	76.8
Mt. Shasta	Redding, CA	jcpenney, Macy's, Sears	185,834	130,444	202,594	518,872	90.3	90.3
North Plains Mall	Clovis, NM	Dillard's, jcpenney, Sears, Beall's	132,527	170,496	—	303,023	92.6	92.6
Pierre Bossier Mall	Bossier City, LA	Virginia College, jcpenney, Sears, Dillard's	264,428	59,156	288,328	611,912	90.1	90.0
Salisbury, The Centre at	Salisbury, MD	Boscov's, jcpenney, Sears, Macy's, Dick's, Regal Cinema	357,845	357,416	140,000	855,261	97.5	97.5
Sierra Vista, The Mall at	Sierra Vista, AZ	Dillard's, Sears, Cinemark	173,979	—	196,492	370,471	96.0	95.0
Sikes Senter	Wichita Falls, TX	Dillard's, jcpenney, Sears, Dillard's Men's and Home	293,024	374,690	—	667,714	87.7	87.3
Silver Lake Mall	Coeur D' Alene, ID	jcpenney, Macy's, Sears, Sports Authority	148,442	172,253	—	320,695	85.8	85.8
Southland Center	Taylor, MI	jcpenney, Macy's, Cinemark	373,335	215,787	292,377	881,499	95.4	86.5
Southland Mall	Hayward, CA	jcpenney, Kohl's, Macy's, Sears	544,781	445,896	292,000	1,282,677	99.6	95.8
Three Rivers Mall	Kelso, WA	jcpenney, Macy's, Sportsman's Warehouse	303,109	98,566	—	401,675	79.4	79.4
Turtle Creek, The Mall at	Jonesboro, AR	Dillard's, jcpenney, Target	363,004	—	364,199	727,203	91.2	86.7
Valley Hills Mall	Hickory, NC	Belk, Dillard's, jcpenney, Sears	315,903	—	611,516	927,419	96.7	85.4
Washington Park Mall	Bartlesville, OK	jcpenney, Sears, Dillard's	161,855	122,894	71,402	356,151	90.4	90.4
West Valley Mall	Tracy, CA	jcpenney, Macy's, Sears, Target, Cinemark	534,528	236,454	111,836	882,818	95.1	95.1
Westwood Mall	Jackson, MI	Younkers, Wal-Mart, jcpenney	144,443	70,500	301,188	516,131	87.8	87.8
White Mountain Mall	Rock Springs, WY	Herberger's, jcpenney	243,712	94,482	—	338,194	93.3	93.3
Total Operating Portfolio			9,275,990	5,429,752	5,105,379	19,811,121	91.1%	89.0%
Collin Creek Mall	Plano, TX	Sears, jcpenney, Macy's	327,075	176,259	613,824	1,117,158	74.6	74.6
Gateway Mall	Springfield, OR	Kohl's, Sears, Target, Cabella's, Walmart, Cinema 6	408,172	218,055	113,613	739,840	97.8	97.6
Newpark Mall	Newark, CA	Macy's, jcpenney, Sears, Burlington Coat, AMC	466,522	207,372	335,870	1,009,764	93.6	77.6
Spring Hill Mall	West Dundee, IL	Kohl's, Carson Pirie Scott, Sears, Macy's, Regal Cinema	484,417	134,148	547,432	1,165,997	76.1	74.9
Vista Ridge Mall	Lewisville, TX	Dillard's, jcpenney, Macy's, Sears, Cinemark	388,720	—	670,210	1,058,930	85.9	85.9
Redevelopment and special consideration assets			2,074,906	735,834	2,280,949	5,091,689	85.9%	81.2%
Total Rouse Portfolio			11,350,896	6,165,586	7,386,328	24,902,810	90.1%	87.7%
(1) All properties are 100% owned by Rouse Properties Inc., and subsidiaries with the exception of The Mall at Barnes Crossing of which Rouse owns a 51% interest.

Q1 2015 Supplemental Package	15

Portfolio Operating Metrics

Lease Expiration Schedule (1)
As of March 31, 2015

Year	Number of Expiring Leases	Expiring GLA	Expiring Rates ($ psf) (2)	Percent of Total Gross Rent
Specialty Leasing (3)	490	1,140,642	$13.23
Permanent Leasing
2014 and Prior	15	32,822	41.10	0.5%
2015	157	394,323	31.97	4.7%
2016	411	1,384,799	29.06	15.2%
2017	355	1,199,785	33.35	15.1%
2018	226	1,044,706	33.68	13.2%
2019	128	620,338	33.74	7.9%
2020	98	499,966	27.78	5.2%
2021	89	673,278	23.28	5.9%
2022	92	452,892	31.14	5.3%
2023	81	382,579	32.07	4.6%
2024	94	673,840	23.54	6.0%
2025	87	847,312	25.09	8.0%
2026 and thereafter	45	876,608	25.33	8.4%
Total Permanent Leasing	1,878	9,083,248	$29.34	100%
Total Leasing	2,368	10,223,890

(1) Represents contractual obligations for space in regional malls and excludes traditional anchor stores.
(2) Excluded from the Expiring Rate are freestanding spaces, kiosks and leases paying percent rent in lieu of base minimum rent.
(3) Includes Specialty Leasing license agreements with terms in excess of 12 months.

Q1 2015 Supplemental Package	16

Portfolio Operating Metrics

Top Ten Tenants
As of March 31, 2015

				Locations
Retail Portfolio	Primary DBA	Percent of Minimum Rent, Tenant Recoveries and Other (1)	Square Footage (000's)	Total	Rouse Owned
L Brands, Inc.	Bath & Body Works, Victoria's Secret, White Barn Candle Co.	4.3%	273	66	66
Signet Jewelers, Ltd.	Belden Jewelers, JB Robinson Jewelers, Kay Jewelers, Osterman Jewelers, Weisfields Jewelers	3.6	91	67	67
Foot Locker, Inc.	Champs Sports, Footaction USA, Footlocker, Kids Foot Locker, Lady Footlocker	3.4	239	57	57
jcpenney Company, Inc.	jcpenney	2.7	2,885	30	19(2)
Cinemark USA, Inc.	Cinemark Movies	2.4	356	8	8
Sears Holdings Corporation	Sears	2.1	3,318	25	13
American Eagle Outfitters, Inc.	Aerie, American Eagle Outfitters	1.9	111	19	19
Macy's Inc.	Macy's	1.8	2,291	17	5
Luxottica Retail North America Inc.	Lenscrafters, Pearle Vision, Pearle Vision Express, Sunglass Hut, Watch Station	1.7	85	38	38
Genesco Inc.	Hat Shack, Hat World, Journey's, Lids, Lids Locker Room, Underground Station	1.6	78	56	56
Totals		25.5%	9,727	383	348

(1) Represents the trailing twelve months of minimum rent, tenant recoveries and other.
(2) Does not include three locations in which Rouse owns the land which is ground leased to jcpenney.

Q1 2015 Supplemental Package	17

Portfolio Operating Metrics

Leasing Activity
As of March 31, 2015

	TOTAL LEASING ACTIVITY (1)
New Leases	Number of Leases	Square Feet	Term	Initial Inline Rent PSF (2)	Initial Freestanding Rent PSF	Average Inline Rent PSF (3)	Average Freestanding Rent PSF
Under 10,000 sq. ft.	31	110,270	7.6	$36.85	$37.88	$42.15	$40.17
Over 10,000 sq. ft.	3	62,808	6.5	16.39	—	17.02	—
Total New Leases	34	173,078	7.2	29.23	37.88	32.80	40.17

Renewal Leases
Under 10,000 sq. ft.	64	167,877	2.3	$36.97	$21.49	$37.90	$21.49
Over 10,000 sq. ft.	3	83,356	4.8	—	—	—	—
Total Renewal Leases	67	251,233	3.1	36.97	21.49	37.90	21.49

Sub-Total	101	424,311	4.8	32.97	26.30	35.26	26.97

Percent in Lieu	14	32,468	n.a.	n.a.	n.a	n.a.	n.a

Total Q1 2015	115	456,779	4.8	$32.97	$26.30	$35.26	$26.97

	SUITE TO SUITE - NEW & RENEWAL LEASE SPREAD (4)
							Initial Rent Spread		Average Rent Spread
	Number of Leases	Square Feet	Term	Initial Rent PSF (2)	Average Rent PSF (3)	Expiring Rent PSF (5)	$	%	$	%
Three Months Ended March 31, 2015	75	276,053	3.9	$30.33	$32.29	$27.00	$3.33	12.3%	$5.30	19.6%

(1) Excluding anchors and specialty leasing.
(2) Represents initial rent at time of rent commencement consisting of base minimum rent, common area costs, and real estate taxes.
(3) Represents average rent over the lease term consisting of base minimum rent, common area costs, and real estate taxes.
(4) Excluding anchors, percent in lieu, and specialty leasing.
(5) Represents expiring rent at end of lease consisting of base minimum rent, common area costs, and real estate taxes.

Q1 2015 Supplemental Package	18

Glossary of Terms

Anchor/Traditional Anchor	Department stores and discount department stores in traditional anchor spaces whose merchandise appeals to a broad range of shoppers or spaces which are greater than 70,000 square feet.
Average Rent	Represents average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.
Average Rent Spread	Dollar spread between Average Rent and Expiring Rent.
Expiring Rent	Represents rent at the end of the lease consisting of base minimum rent, common area costs, and real estate taxes.
Freestanding	Outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores.
Gross Leasable Area (GLA)	Total gross leasable space at 100%.
In-Place Rent	Weighted average rental rate of mall stores as of a point in time. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.
Initial Rent	Represents initial rent at the beginning of the term consisting of base minimum rent, common area costs, and real estate taxes.
Initial Rent Spread	Dollar spread between Initial Rent and Expiring Rent.
Leased Area
Leased area represents the sum of: (1) tenant occupied space lease and (2) all leases signed for currently vacant space and (3) tenants no longer occupying space, but still paying rent for all inline mall shop and freestanding retail locations, excluding anchors (Leased Area). Leased percentage is the Leased Area over the mall and Freestanding Area.

Mall	All mall shop locations excluding anchor and freestanding stores.
Occupancy Cost	Ratio of total tenant charges (rent and reimbursement of common area charges, real estate tax and insurance) to comparative sales for tenants less than 10,000 square feet.
Occupied Area
Occupied area represents the sum of: (1) tenant occupied space under lease and (2) tenants no longer occupying space, but still paying rent for all inline mall shop and freestanding retail locations, excluding anchors (Occupied Area). Occupied percentage is the Occupied Area over the Mall and Freestanding Area.

Operating Portfolio	Portfolio excluding properties undergoing substantial redevelopment and special consideration properties.
Specialty Leasing	Temporary tenants typically on license agreements with terms in excess of twelve months and are generally cancellable by the Company with notice ranging from 30-90 days.
Tenant Sales	Rolling twelve month sales for mall and freestanding stores less than 10,000 square feet for those tenants reporting.

Q1 2015 Supplemental Package	19